T. Rowe Price U.S. Large-Cap Core Fund

Supplement to Summary Prospectus Dated May 1, 2020

The portfolio manager table under “Management” is supplemented as follows:

Effective April 1, 2022, Jeff Rottinghaus will step down as portfolio manager of the fund and Chair of the fund’s Investment Advisory Committee. Shawn T. Driscoll will succeed Mr. Rottinghaus as portfolio manager of the fund and Chair of the fund’s Investment Advisory Committee. Mr. Driscoll joined T. Rowe Price in 2006.

The date of this supplement is March 31, 2021.

F190-041-S 3/31/21